Spirit Acquisition	6 Months Ended
Jun. 30, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Spirit Acquisitions
Note 2 – Spirit Acquisition
On June 30, 2024, we entered into an Agreement and Plan of Merger (the Merger Agreement) pursuant to which we have agreed to acquire Spirit AeroSystems Holdings, Inc. (Spirit) in an all-stock
transaction at an equity value of approximately $4,700, or $37.25 per share of Spirit Class A Common Stock. The transaction will include the assumption of Spirit’s net debt at closing.
Each share of Spirit common stock will be exchanged for a number of shares of Boeing common stock equal to an exchange ratio between 0.18 and 0.25, calculated as $37.25 divided by the volume weighted average share price of Boeing shares over the
15-trading-day
period ending on the second trading day prior to the closing (subject to a floor of $149.00 per share and a ceiling of $206.94 per share). Spirit stockholders will receive 0.25 Boeing shares for each of their Spirit shares if the volume-weighted average price is at or below $149.00, and 0.18 Boeing shares for each of their Spirit shares if the volume-weighted average price is at or above $206.94 per share.
Boeing’s acquisition of Spirit will include substantially all Boeing-related commercial operations, as well as certain other operations.
Spirit has also entered into a binding term sheet with Airbus SE (Airbus) setting forth the terms upon which Airbus will, assuming the parties enter into definitive agreements and receive all required regulatory approvals, acquire certain commercial work packages that Spirit performs for Airbus concurrently with the closing of the Boeing-Spirit merger. In addition, Spirit is proposing to sell certain of its operations, including those in Belfast, Northern Ireland
(non-Airbus
operations); Prestwick, Scotland; Subang, Malaysia; Biddeford, Maine; and Woonsocket, Rhode Island.
The transaction is expected to close
mid-2025
and is subject to the sale of the Spirit operations related to certain Airbus commercial work packages and the satisfaction of customary closing conditions, including regulatory and Spirit stockholder approvals.
The Merger Agreement contains certain termination rights, including that either Boeing or Spirit may terminate the Merger Agreement if, subject to certain limitations, the transaction has not been consummated by March 31, 2025 (subject to three automatic three-month extensions if on each such date all of the closing conditions except those relating to regulatory approvals have been satisfied or waived) (the Outside Date). Additionally, Spirit may terminate the Merger Agreement under specified circumstances to accept an unsolicited Superior Proposal (as defined in the Merger Agreement) from a third party, and we may terminate the Merger Agreement if, before Spirit stockholder approval has been obtained, the Spirit Board of Directors changes its recommendation that Spirit’s stockholders adopt the Merger Agreement.
The Merger Agreement provides that Spirit will be required to pay Boeing a termination fee of $150 if the Merger Agreement is terminated under specified circumstances in which the Spirit Board of Directors changes its recommendation that Spirit’s stockholders adopt the Merger Agreement, Spirit terminates the Merger Agreement in order to accept a Superior Proposal as set forth in the Merger Agreement, or Spirit consummates a Qualifying Transaction (as defined in the Merger Agreement) following the termination of the Merger Agreement.
The Merger Agreement also provides that we will be required to pay Spirit a termination fee of $300 if the Merger Agreement is terminated by Spirit or Boeing under certain specified circumstances as a result of the parties’ failure to obtain the required regulatory approvals by the Outside Date or in the event that any law or order related to the required regulatory approvals or any applicable antitrust law or foreign investment law prohibits the consummation of the Merger.